Exhibit 10.3
EXECUTION VERSION
AMENDMENT NO. 1 TO COLLATERAL TRUST AGREEMENT
          This AMENDMENT NO. 1 TO COLLATERAL TRUST AGREEMENT (this “Amendment”), dated as of April 28, 2010, is made by and among Terremark Worldwide, Inc. (the “Company”), the Guarantors listed on the signature page hereto, and U.S. Bank National Association, as collateral trustee (in such capacity, the “Collateral Trustee”).
PRELIMINARY STATEMENTS:
          (1) Reference is made to that certain Collateral Trust Agreement dated as of June 24, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among the Company, the Guarantors from time to time party thereto, the Trustee (as defined below), the other Secured Debt Representatives from time to time party thereto and the Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement.
          (2) The Company and the other Grantors have entered into an indenture dated as of June 24, 2009 (as supplemented by the Supplemental Indenture referred to below and as further amended, restated, supplemented and otherwise modified from time to time (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) for the holders of the Company’s 12.00% Senior Secured Notes due 2017 (including the $50,000,000 aggregate principal amount of additional notes (the “Additional Notes”) issued under the Indenture, as supplemented by a First Supplemental Indenture dated as of April 28, 2010 (the “Supplemental Indenture”) and any other additional notes that may be issued under the Indenture from time to time and any exchange notes issued in respect of such notes and additional notes, the “Notes”). The Company has designated such Additional Notes as Additional Secured Debt, which will be Parity Lien Debt permitted by each applicable Secured Debt Document to be secured by a Parity Lien Equally and Ratably with all existing and future Parity Lien Debt.
          (3) As permitted under Section 7.1(a)(1)(i) of the Collateral Trust Agreement, the parties hereto have agreed to amend the Collateral Trust Agreement as hereinafter set forth.
          SECTION 1. Amendments. The Collateral Trust Agreement is, subject to the satisfaction of the condition precedent set forth in Section 2 hereof, hereby amended as follows:
     (a) Section 1.1 is amended by adding the following definition in alphabetical order:
          “Additional Notes” means the $50,000,000 aggregate principal amount of 12.00% Senior Secured Notes due 2017 issued pursuant to a First Supplemental Indenture, dated as of April 28, 2010, to the Indenture.
Amendment No.1 to
Collateral Trust Agreement

     (b) Section 3.8(b) is amended by the deleting the word “and” immediately prior to subclause (4) of Section 3.8(b) and inserting the phrase “provided that, with respect to the issuance of the Additional Notes, the Company and the Guarantors shall use their reasonable best efforts to have all necessary actions taken promptly following the date of the issuance of such Additional Notes to amend the relevant Security Documents governing the Mortgages and the pledge agreements governing the Company’s foreign subsidiaries to reflect the issuance of the Additional Notes, such actions to be completed no later than 60 days thereafter; and” immediately after the semicolon at the end of subclause (3) of Section 3.8(b).
          SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the first date (the “Amendment No. 1 Effective Date”) on which this Amendment shall have been duly executed and delivered by the Company, the Guarantors and the Collateral Trustee.
          SECTION 3. Reference to and Effect on the Secured Debt Documents.
     (a) On and after the Amendment No. 1 Effective Date, each reference in the Collateral Trust Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Trust Agreement, and each reference in the Indenture or each other Security Document to “the Collateral Trust Agreement”, “thereunder”, “thereof” or words of like import referring to the Collateral Trust Agreement, shall mean and be a reference to the Collateral Trust Agreement, as amended by this Amendment.
     (b) The Collateral Trust Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          SECTION 4. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5 hereof. Delivery of an executed signature page to this Amendment by facsimile transmission, or by “pdf”, “tiff” or similar electronic graphic file transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
          SECTION 5. Binding Effect. This Amendment shall become effective on the Amendment No. 1 Effective Date when counterparts hereof which, when taken together, bear the signatures of each of the parties hereto, have been duly executed and delivered to the Collateral Trustee.
          SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
Amendment No.1 to
Collateral Trust Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

TERREMARK WORLDWIDE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK NORTH AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK EUROPE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERRENAP DATA CENTERS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Terremark — Amendment to Collateral Trust Agreement

PARK WEST TELECOMMUNICATIONS INVESTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TECOTA SERVICES CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TECHNOLOGY CENTER OF THE AMERICAS, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK FEDERAL GROUP, INC.
By:	/s/ Nelson Fonseca
	Name:	Nelson Fonseca
	Title:	Chief Financial Officer

Terremark — Amendment to Collateral Trust Agreement

TERREMARK FINANCIAL SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK FORTUNE HOUSE #1, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK LATIN AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK MANAGEMENT SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Terremark — Amendment to Collateral Trust Agreement

TERREMARK REALTY, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK TECHNOLOGY CONTRACTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK TRADEMARK HOLDINGS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERRENAP SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Terremark — Amendment to Collateral Trust Agreement

SPECTRUM TELECOMMUNICATIONS CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

NAP OF THE CAPITAL REGION, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

NAP WEST, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

TERREMARK DATAVAULTING LLC By its sole member: Terremark North America, Inc.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	Chief Financial Officer

Terremark — Amendment to Collateral Trust Agreement

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:	/s/ Paul O’Brien
	Name:	Paul O’Brien
	Title:	Vice President

By:	/s/ Thomas J. Brett
	Name:	Thomas J. Brett
	Title:	Assistant Vice President

Terremark — Amendment to Collateral Trust Agreement